                                                                      Exhibit 13

                                     TABLE 1
                    NON STANDARD AVERAGE ANNUAL TOTAL RETURN

                                                           One         Five           Ten            From Date
                                                           Year        Years          Years          Established
                                             Date          Ended       Ended          Ended          Through
Fund Portfolio                               Established   12/31/2000  12/31/2000     12/31/2000     12/31/2000
Prudential Equity Portfolio                    06/83        -3.14%       11.71%         14.32%        12.67%
Prudential Global Portfolio                    09/88       -23.78%       12.48%         10.99%         9.55%
Prudential Jennison Portfolio                  05/95       -23.48%       14.59%           N/A         15.49%
Prudential Stock Index Portfolio               09/87       -15.27%       16.21%         15.31%        14.64%
Prudential Value Portfolio                     02/88         8.97%       14.32%         14.35%        12.99%
SP Aggressive Growth Asset Allocation
Portfolio                                      09/00         N/A          N/A             N/A         -2.27%
SP AIM Aggressive Growth Portfolio             09/00         N/A          N/A             N/A        -15.17%
SP AIM Growth and Income Portfolio             09/00         N/A          N/A             N/A        -17.19%
SP Alliance Large Cap Growth Portfolio         09/00         N/A          N/A             N/A        -15.61%
SP Alliance Technology Portfolio               09/00         N/A          N/A             N/A        -21.70%
SP Balanced Asset Allocation Portfolio         09/00         N/A          N/A             N/A         -2.08%
SP Conservative Asset Allocation
Portfolio                                      09/00         N/A          N/A             N/A         -2.50%
SP Davis Value Portfolio                       09/00         N/A          N/A             N/A          0.46%
SP Deutsche International Equity
Portfolio                                      09/00         N/A          N/A             N/A         -6.41%
SP Growth Asset Allocation Portfolio           09/00         N/A          N/A             N/A         -0.76%
SP INVESCO Small Company Growth
Portfolio                                      09/00         N/A          N/A             N/A        -14.44%
SP Jennison International Growth
Portfolio                                      09/00         N/A          N/A             N/A         -8.51%
SP Large Cap Value Portfolio                   09/00         N/A          N/A             N/A          1.48%
SP MFS Capital Opportunities Portfolio         09/00         N/A          N/A             N/A         -9.59%
SP MFS Mid-Cap Growth Portfolio                09/00         N/A          N/A             N/A         -3.48%
SP PIMCO High Yield Portfolio                  09/00         N/A          N/A             N/A          0.71%
SP PIMCO Total Return Portfolio                09/00         N/A          N/A             N/A          3.94%
SP Prudential U.S. Emerging Growth
Portfolio                                      09/00         N/A          N/A             N/A        -17.28%
SP Small/Mid Cap Value Portfolio               09/00         N/A          N/A             N/A          7.80%
SP Strategic Partners Focused Growth
Portfolio                                      09/00         N/A          N/A             N/A        -15.91%
Janus Aspen Series-Growth Portfolio
Service Shares                                 11/95       -21.15%       17.49%           N/A         17.11%

                                     TABLE 2
                    NON STANDARD AVERAGE ANNUAL TOTAL RETURN
                             ASSUMING NO WITHDRAWAL


                                                                                                  From
                                                         One          Five          Ten           Date
                                                         Year         Years         Years         Established
                                          Date           Ended        Ended        Ended          Through
Fund Portfolio                            Established    12/31/2000   12/31/2000   12/31/2000     12/31/2000
Prudential Equity Portfolio                 06/83         1.66%       11.81%      14.34%            12.68%
Prudential Global Portfolio                 09/88       -18.98%       12.58%      11.02%             9.57%
Prudential Jennison Portfolio               05/95       -18.68%       14.68%       N/A              15.56%
Prudential Stock Index Portfolio            09/87       -10.47%       16.30%      15.33%            14.65%
Prudential Value Portfolio                  02/88       -16.35%       17.58%       N/A              17.19%
SP Aggressive Growth Asset Allocation
Portfolio                                   09/00         N/A          N/A         N/A              -1.47%
SP AIM Aggressive Growth Portfolio          09/00         N/A          N/A         N/A             -14.37%
SP AIM Growth and Income Portfolio          09/00         N/A          N/A         N/A             -16.39%
SP Alliance Large Cap Growth Portfolio      09/00         N/A          N/A         N/A             -14.81%
SP Alliance Technology Portfolio            09/00         N/A          N/A         N/A             -20.90%
SP Balanced Asset Allocation Portfolio      09/00         N/A          N/A         N/A              -1.28%
SP Conservative Asset Allocation
Portfolio                                   09/00         N/A          N/A         N/A              -1.70%
SP Davis Value Portfolio                    09/00         N/A          N/A         N/A               1.26%
SP Deutsche International Equity
Portfolio                                   09/00         N/A          N/A         N/A              -5.61%
SP Growth Asset Allocation Portfolio        09/00         N/A          N/A         N/A               0.04%
SP INVESCO Small Company Growth
Portfolio                                   09/00         N/A          N/A         N/A             -13.64%
SP Jennison International Growth
Portfolio                                   09/00         N/A          N/A         N/A              -7.71%
SP Large Cap Value Portfolio                09/00         N/A          N/A         N/A               2.28%
SP MFS Capital Opportunities Portfolio      09/00         N/A          N/A         N/A              -8.79%
SP MFS Mid-Cap Growth Portfolio             09/00         N/A          N/A         N/A              -2.68%
SP PIMCO High Yield Portfolio               09/00         N/A          N/A         N/A               1.51%
SP PIMCO Total Return Portfolio             09/00         N/A          N/A         N/A               4.74%
SP Prudential U.S. Emerging Growth
Portfolio                                   09/00         N/A          N/A         N/A             -16.48%
SP Small/Mid Cap Value Portfolio            09/00         N/A          N/A         N/A               8.60%
SP Strategic Partners Focused Growth
Portfolio                                   09/00         N/A          N/A         N/A             -15.11%
Janus Aspen Series-Growth Portfolio
Service Shares                              11/95      -16.35%        17.58        N/A              17.19%

                                     TABLE 3
                 CUMULATIVE TOTAL RETURN ASSUMING NO WITHDRAWAL

                                                          One            Five          Ten          From Date
                                                          Year           Years         Years        Established
                                          Date            Ended          Ended         Ended        Through
Fund Portfolio                            Established     12/31/2000     12/31/2000    12/31/2000   12/31/2000
Prudential Equity Portfolio                 06/83            1.66%        74.77%       282.02%       714.21%
Prudential Global Portfolio                 09/88          -18.98%        80.85%       184.55%       207.52%
Prudential Jennison Portfolio               05/95          -18.68%        98.38%         N/A         127.11%
Prudential Stock Index Portfolio            09/87          -10.47%       112.75%       316.39%       517.36%
Prudential Value Portfolio                  02/82           13.77%        96.02%       283.04%       382.27%
SP Aggressive Growth Asset Allocation
Portfolio                                   09/00            N/A           N/A           N/A        -  1.47%
SP AIM Aggressive Growth Portfolio          09/00            N/A           N/A           N/A        - 14.37%
SP AIM Growth and Income Portfolio          09/00            N/A           N/A           N/A        - 16.39%
SP Alliance Large Cap Growth Portfolio      09/00            N/A           N/A           N/A        - 14.81%
SP Alliance Technology Portfolio            09/00            N/A           N/A           N/A        - 20.90%
SP Balanced Asset Allocation Portfolio      09/00            N/A           N/A           N/A        -  1.28%
SP Conservative Asset Allocation
Portfolio                                   09/00            N/A           N/A           N/A        -  1.70%
SP Davis Value Portfolio                    09/00            N/A           N/A           N/A           1.26%
SP Deutsche International Equity
Portfolio                                   09/00            N/A           N/A           N/A        -  5.61%
SP Growth Asset Allocation Portfolio        09/00            N/A           N/A           N/A           0.04%
SP INVESCO Small Company Growth
Portfolio                                   09/00            N/A           N/A           N/A        - 13.64%
SP Jennison International Growth
Portfolio                                   09/00            N/A           N/A           N/A        -  7.71%
SP Large Cap Value Portfolio                09/00            N/A           N/A           N/A           2.28%
SP MFS Capital Opportunities Portfolio      09/00            N/A           N/A           N/A        -  8.79%
SP MFS Mid-Cap Growth Portfolio             09/00            N/A           N/A           N/A        -  2.68%
SP PIMCO High Yield Portfolio               09/00            N/A           N/A           N/A           1.51%
SP PIMCO Total Return Portfolio             09/00            N/A           N/A           N/A           4.74%
SP Prudential U.S. Emerging Growth
Portfolio                                   09/00            N/A           N/A           N/A        - 16.48%
SP Small/Mid Cap Value Portfolio            09/00            N/A           N/A           N/A           8.60%
SP Strategic Partners Focused Growth
Portfolio                                   09/00            N/A           N/A           N/A        - 15.11%
Janus Aspen Series-Growth Portfolio
Service Shares                              11/95          -16.35%       124.70%         N/A         124.70%